Exhibit 99.1

             Staples, Inc. Reports 38 Percent Increase In
                  Second Quarter Earnings Per Share


    FRAMINGHAM, Mass.--(BUSINESS WIRE)--Aug. 19, 2003--

    Company Posts 18 Percent Sales Growth, A Six Percent Increase In North American Retail Comparable Sales, And Raises Full Year Earnings Guidance

    Staples, Inc. (Nasdaq: SPLS) announced today the results for its second quarter ended Aug. 2, 2003. The company achieved a 47 percent increase in net income to $87.8 million for the quarter, or $0.18 per share on a diluted basis. This exceeds analyst consensus of $0.16, and is a 38 percent increase over earnings per share of $0.13 reported for the second quarter of 2002.
    Total company sales for the quarter grew to $2.87 billion, an increase of 18 percent versus $2.43 billion reported for the same quarter in the prior year. North American Retail comparable sales increased six percent, with strong performance across all categories.
    "We are seeing tremendous strength and terrific results in every single part of our business," said Ron Sargent, Staples president and chief executive officer. "Staples associates are clearly focused on operational excellence and delivering an easy shopping experience for our customers."
    The company continues to benefit from its focus on small business customers; the "Back To Brighton" improvement plan to drive profitable sales, margin expansion and asset productivity; and by bringing the "easy" brand promise to life, with improved customer satisfaction. This quarter's highlights include:

    -- North American Retail sales increased 11 percent for the quarter, driven by strong execution on many levels including a sustained focus on customer service and improved in-stock levels.

    -- North American Delivery outpaced all major competitors with 14 percent sales growth, or 10 percent organically, as a result of acquiring more than 3000 new contract accounts and strong customer retention in all three delivery businesses.

    -- Both the European Retail and Delivery businesses had strong sales and were profitable, with Retail posting a four percent increase in comparable sales.

    -- Operating margins improved across the board. Total company operating margins were 5.03 percent, exceeding the 4.92 percent second quarter historical high achieved in 1999.

    -- Customer service performance continues to result in the highest retail Mystery Shop and delivery Perfect Order scores in the Company's history.

    Outlook

    As a result of the strong momentum in the second quarter and an anticipated second half of the year that will exceed current analyst consensus, Staples is raising earnings guidance on a pro forma basis to $1.09, versus the current analyst consensus of $1.05, for the full year 2003.

    About Staples

    Staples, Inc. is headquartered outside of Boston and sells a wide range of office products, including supplies, technology, furniture, and business services. With 2002 sales of $11.6 billion, Staples is committed to make buying office products easy. Nearly 58,000 associates serve consumers and businesses of all sizes -- from home-based businesses to Fortune 500 companies in the US, Belgium, Canada, France, Germany, Italy, the Netherlands, Portugal, Spain, Sweden, and the United Kingdom. Staples invented the office superstore concept and today, with approximately 1,500 office superstores, is the largest operator of office superstores in the world. Staples also serves its customers through its mail order catalog, e-commerce and contract businesses. More information is available at http://www.staples.com.

    Certain information contained in this news release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including but not limited to: our market is highly competitive and we may not continue to compete successfully; we may be unable to continue to open new stores successfully; our growth may continue to strain operations, which could adversely affect our business and financial results; our quarterly operating results are subject to significant fluctuation and are impacted by the extent to which sales in new stores result in the loss of sales in existing stores, the mix of products sold, pricing actions of competitors, the level of advertising and promotional expenses and seasonality; our operating results may be impacted by changes in the economy; our stock price may fluctuate based on market expectations; our expanding international operations expose us to the unique risks inherent in foreign operations; our debt level could impact our ability to obtain future financing and continue our growth strategy; the SEC review of certain accounting practices of major New England retailers; a California wage and hour class action lawsuit; and those other factors discussed in our quarterly report on Form 10-Q for the quarter ended May 3, 2003, which is on file with the Securities and Exchange Commission, and any subsequent periodic reports filed by us with the Securities and Exchange Commission. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

    Financial information follows.



                        STAPLES, INC. AND SUBSIDIARIES
                          Consolidated Balance Sheets
               (Dollar Amounts in Thousands, Except Share Data)


                                                August 2,  February 1,
                                                  2003         2003
                                               (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                      $583,210    $596,064
  Merchandise inventories, net                  1,578,683   1,555,205
  Receivables, net                                357,642     364,419
  Deferred income taxes                           133,502      96,229
  Prepaid expenses and other current assets       111,532     105,559
         Total current assets                   2,764,569   2,717,476

Property and equipment:
  Land and buildings                              550,703     524,730
  Leasehold improvements                          653,903     621,713
  Equipment                                       990,339     951,439
  Furniture and fixtures                          492,997     472,935
         Total property and equipment           2,687,942   2,570,817
  Less accumulated depreciation and
   amortization                                 1,246,794   1,123,065
         Net property and equipment             1,441,148   1,447,752

  Lease acquisition costs, net of accumulated
   amortization                                    47,982      51,450
  Intangible assets, net of accumulated
   amortization                                   213,342     216,391
  Goodwill                                      1,209,785   1,207,824
  Other assets                                     63,969      80,495
         Total assets                          $5,740,795  $5,721,388

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                             $1,091,850  $1,092,172
  Accrued expenses and other current
   liabilities                                    657,037     755,483
  Debt maturing within one year                       716     327,671
         Total current liabilities              1,749,603   2,175,326

Long-term debt                                    725,146     732,041
Deferred income taxes                              35,951      50,267
Other long-term obligations                       129,544     104,862

Stockholders' equity:
  Preferred stock - authorized 5,000,000
   shares of $.01 par value; no shares issued           -           -
  Common stock - authorized 2,100,000,000
   shares of $.0006 par value; issued
   518,118,832 shares at August 2, 2003 and
   500,831,408 shares at February 1, 2003             311         299
  Additional paid-in capital                    1,798,289   1,484,833
  Cumulative foreign currency translation
   adjustments                                     31,411      11,481
  Retained earnings                             1,831,639   1,719,091
  Treasury stock at cost - 27,927,168 shares
   at August 2, 2003, and 27,724,578 shares
   at February 1, 2003                           (561,099)   (556,812)
         Total stockholders' equity             3,100,551   2,658,892
          Total liabilities and
           stockholders' equity                $5,740,795  $5,721,388


                    STAPLES, INC. AND SUBSIDIARIES
                   Consolidated Statements of Income
             (Amounts in Thousands, Except Per Share Data)
                              (Unaudited)


                          13 Weeks Ended           26 Weeks Ended
                       August 2,   August 3,    August 2,   August 3,
                         2003        2002         2003        2002

 Sales                $2,868,527  $2,426,475   $6,015,283  $5,171,241
 Cost of goods sold
  and occupancy costs  2,081,488   1,828,513    4,485,411   3,913,361
     Gross profit        787,039     597,962    1,529,872   1,257,880

 Operating and other
  expenses:
   Operating and selling 513,089     400,006    1,080,001     845,616
   Pre-opening             2,409       2,346        3,647       4,232
   General and
    administrative       125,360      98,698      251,866     205,782
   Amortization of
    intangibles            1,943           -        3,885           -
   Interest and other
    expense, net           4,885       2,381       11,825       4,753
     Total operating
      and other expenses 647,686     503,431    1,351,224   1,060,383

    Income before
     income taxes        139,353      94,531      178,648     197,497
 Income tax expense       51,561      34,976       66,100      44,073
    Net income           $87,792     $59,555     $112,548    $153,424


    Basic earnings
     per common share:     $0.18       $0.13        $0.24       $0.33

    Diluted earnings
     per common share:     $0.18       $0.13        $0.23       $0.32

    Number of shares
     used in computing
     basic earnings per
     common share:       479,947     466,507      475,438     465,181

    Number of shares
     used in computing
     diluted earnings
     per common share:   487,690     472,835      482,755     472,332


                    STAPLES, INC. AND SUBSIDIARIES
                 Consolidated Statements of Cash Flows
                     (Dollar Amounts in Thousands)
                              (Unaudited)

                                                     26 Weeks Ended
                                                  August 2,  August 3,
                                                     2003      2002
Operating Activities:
  Net income                                       $112,548  $153,424
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                   142,022   128,326
    Deferred tax (benefit) expense                  (37,054)   17,274
    Other                                            17,066    17,365
    Change in assets and liabilities:
      Increase in merchandise inventories            (1,529) (212,653)
      Decrease in receivables                        10,785    13,899
     (Increase) decrease in prepaid expenses and
      other assets                                   (5,395)    7,972
     (Decrease) increase in accounts payable        (17,808)   31,044
     Decrease in accrued expenses and other
      current liabilities                           (91,864)  (89,107)
     Increase in other long-term obligations          4,443     2,909
Net cash provided by operating activities           133,214    70,453

Investing Activities:
  Acquisition of property and equipment            (109,564) (133,257)
  Acquisition of businesses, net of cash acquired    (2,910) (383,192)
  Other                                                   -      (403)
Net cash used in investing activities              (112,474) (516,852)

Financing Activities:
  Proceeds from sale of capital stock               292,105    43,122
  Proceeds from borrowings                                -    85,568
  Payments on borrowings                           (328,156)   (1,097)
  Advances under accounts receivable
   securitization agreement                               -   100,000
  Purchase of treasury stock                         (4,287)     (484)
Net cash (used in) provided by financing
 activities                                         (40,338)  227,109

Effect of exchange rate changes on cash and
 cash equivalents                                     6,744      (654)

Net decrease in cash and cash equivalents           (12,854) (219,944)
Cash and cash equivalents at beginning of period    596,064   394,824
Cash and cash equivalents at end of period         $583,210  $174,880


                    STAPLES, INC. AND SUBSIDIARIES
                           Segment Reporting
                     (Dollar Amounts in Thousands)
                              (Unaudited)


                           13 Weeks Ended          26 Weeks Ended
                        August 2,   August 3,   August 2,   August 3,
                          2003        2002        2003        2002

Sales:
North American Retail  $1,618,651  $1,456,129  $3,461,371  $3,183,022
North American Delivery   893,047     780,712   1,812,567   1,592,703
European Operations       356,829     189,634     741,345     395,516
   Total sales         $2,868,527  $2,426,475  $6,015,283  $5,171,241

Business Unit Income /
 (Loss):
North American Retail     $66,869     $45,790    $142,572    $105,008
North American Delivery    72,492      57,145     131,404     104,879
European Operations         4,877      (6,023)     14,472      (7,637)
   Total business unit
    income               $144,238     $96,912    $288,448    $202,250
Interest and other
 expense, net              (4,885)     (2,381)    (11,825)     (4,753)
Impact of change in
 accounting principle           0           -     (97,975)          0
   Income before income
    taxes                $139,353     $94,531    $178,648    $197,497


                    STAPLES, INC. AND SUBSIDIARIES
              Pro Forma Consolidated Statements of Income
             (Amounts in Thousands, Except Per Share Data)
                              (Unaudited)

                             Pro Forma                Pro Forma
                              for the                  for the
                           13 Weeks Ended           26 Weeks Ended
                        August 2,   August 3,    August 2,   August 3,
                          2003        2002         2003        2002

Sales                 $2,868,527  $2,426,475   $6,015,283  $5,171,241
Cost of goods sold
 and occupancy costs   2,081,488   1,777,309    4,387,436   3,805,692
    Gross profit         787,039     649,166    1,627,847   1,365,549

Operating and other
 expenses:
  Operating and selling  513,089     451,210    1,080,001     953,285
  Pre-opening              2,409       2,346        3,647       4,232
  General and
   administrative        125,360      98,698      251,866     205,782
  Amortization of
   intangibles             1,943           -        3,885           -
  Interest and other
   expense, net            4,885       2,381       11,825       4,753
    Total operating
     and other expenses  647,686     554,635    1,351,224   1,168,052

   Income before
    income taxes         139,353      94,531      276,623     197,497
Income tax expense        51,561      34,976      102,351      44,073
   Net income            $87,792     $59,555     $174,272    $153,424


   Basic earnings
    per common share:      $0.18       $0.13        $0.37       $0.33

   Diluted earnings
    per common share:      $0.18       $0.13        $0.36       $0.32

   Number of shares
    used in computing
    basic earnings per
    common share:        479,947     466,507      475,438     465,181

   Number of shares
    used in computing
    diluted earnings
    per common share:    487,690     472,835      482,755     472,332



    CONTACT: Staples, Inc.
             Media Contact:
             Paul Capelli/Deb Hohler, 508-253-8530/8509 or
             Investor Contact:
             Laurel Lefebvre, 508-253-4080